UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 7, 2024

SHARECARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39535	85-1365053
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

255 East Paces Ferry Road NE, Suite 700

Atlanta, Georgia 30305

(Address of principal executive offices)

Registrant's telephone number, including area code: (404) 671-4000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SHCR	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of common stock, each at an exercise price of $11.50 per share	SHCRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously announced, on June 21, 2024, Sharecare, Inc. (“Sharecare” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Impact Acquiror Inc., a Delaware corporation (“Parent”), and Impact Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are affiliates of Altaris, LLC, a Delaware limited liability company. The Merger Agreement provides that, among other things and on the terms and subject to the conditions set forth therein, at the Effective Time (as defined in the Merger Agreement), Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

In connection with the Merger Agreement, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a preliminary proxy statement (the “Preliminary Proxy Statement”) on August 5, 2024, a revised preliminary proxy statement on September 9, 2024, and a definitive proxy statement (the “Definitive Proxy Statement”) on September 17, 2024. The Company first mailed the Definitive Proxy Statement to its stockholders on September 17, 2024.

Litigation Related to the Merger

As disclosed in the Definitive Proxy Statement, at that time, one complaint had been filed in federal court by a purported Sharecare stockholder as an individual action, captioned Aria Vaghefmoghaddam v. Sharecare, Inc. et al., 24-cv-06134 (S.D.N.Y. Aug. 13, 2024). Following the filing of the Definitive Proxy Statement with the SEC, and as of October 7, 2024, three additional complaints have been filed by purported stockholders of Sharecare as individual actions, captioned as follows: Walsh v. Sharecare, Inc. et al., Index No. 655005/2024 (N.Y. Sup. Ct., County of New York Sept. 24, 2024), Johnson v. Sharecare, Inc. et al., Index No. 655056/2024 (N.Y. Sup. Ct., County of New York Sept. 25, 2024), and Herzog v. Sharecare, Inc. et al., Index No. 71044/2024 (N.Y. Sup. Ct., County of Westchester Sept. 27, 2024) (together with the complaint filed prior to the filing of the Definitive Proxy Statement, the “Complaints”). The Complaints generally allege that the Preliminary Proxy Statement or Definitive Proxy Statement is misleading and omits and/or misrepresents certain purportedly material information in violation of applicable federal or state law. The Complaints seek, among other things: (i) to enjoin the consummation of the Merger and the other transactions contemplated by the Merger Agreement unless and until the purportedly material information omitted from the Preliminary Proxy Statement or Definitive Proxy Statement is disclosed; (ii) rescission or rescissory damages in the event the Merger and the transactions contemplated by the Merger Agreement are consummated; (iii) a direction that a revised proxy statement be disseminated; (iv) an award of costs of the actions, including attorneys’ and expert fees; and (v) any other relief the court may deem just and proper.

In addition to the Complaints, as disclosed in the Definitive Proxy Statement, beginning on August 15, 2024, purported stockholders of the Company have sent demand letters alleging similar deficiencies in the Preliminary Proxy Statement and/or the Definitive Proxy Statement as those asserted in the Complaint (the “Disclosure Demands,” and together with the Complaints, the “Matters”). Additionally, several purported stockholders have sent demands to inspect the Company’s books and records pursuant to Section 220 of the Delaware General Corporation Law.

The Company believes that the claims asserted in the Matters are without merit and supplemental disclosures are not required or necessary under applicable laws.  However, in order to avoid the risk that the Matters delay or otherwise adversely affect the Merger, and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, the Company is supplementing the Definitive Proxy Statement as described in this Current Report on Form 8-K.  Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.  To the contrary, the Company specifically denies all allegations in the Matters that any additional disclosure was or is required.

Supplemental Disclosures

The additional disclosures in this Current Report on Form 8-K supplement the disclosures contained in the Definitive Proxy Statement and should be read in conjunction with the disclosures contained in the Definitive Proxy Statement, which should be read in its entirety.  To the extent that information set forth in the supplemental disclosures below differs from or updates information contained in the Definitive Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement the information contained in the Definitive Proxy Statement.  Page references in the below disclosures are to the Definitive Proxy Statement, and defined terms used but not defined herein shall have the meanings set forth in the Definitive Proxy Statement. For clarity, new text within restated paragraphs from the Definitive Proxy Statement is highlighted with underlined text while deleted text is ~~stricken-through~~.

The section of the Definitive Proxy Statement entitled “Special Factors—Background of the Merger” is hereby supplemented as follows:

The underlined language is added to the third full paragraph on page 26 of the Definitive Proxy Statement:

On October 8, 2023, a financial sponsor (“Party A”), which had participated in the 2022 Process and had continued from time to time to express interest in Sharecare to Houlihan Lokey following the conclusion of the 2022 Process, submitted an unsolicited preliminary non-binding proposal to acquire Sharecare for $1.50 in cash per share of Sharecare Common Stock. Party A stated that it would finance the potential transaction using a combination of equity capital and debt financing and that it needed four weeks to complete due diligence and could finalize a definitive agreement and announce a transaction within two weeks of concluding diligence. In connection with the 2022 Process, Sharecare had entered into a customary confidentiality agreement, including standstill restrictions that as of October 8, 2023 were no longer in effect, with Party A on August 23, 2022. The confidentiality agreement did not prohibit Party A from making a confidential request to Sharecare to amend or waive the standstill provisions, and the confidentiality agreement provided for, among other things, an exception that would permit Party A to make a confidential proposal to the CEO or the Sharecare Board. The confidentiality agreement also provided that the standstill provisions would automatically terminate if any person entered into a definitive agreement with Sharecare to acquire more than 50% of Sharecare’s outstanding voting securities or businesses or assets, or upon the commencement by any person of a bona fide tender or exchange offer to acquire the outstanding voting securities of Sharecare. The proposal from Party A was not shared with Mr. Chadwick.

The underlined language is added to the third paragraph on page 27 of the Definitive Proxy Statement:

On November 14, 2023, Sharecare entered into a customary confidentiality agreement, including standstill restrictions that are no longer in effect, with Party B to facilitate further discussion of Party B’s interest in Sharecare. The confidentiality agreement did not prohibit Party B from making a confidential request to Sharecare to amend or waive the standstill provisions, and the confidentiality agreement provided for, among other things, an exception that would permit Party B to make a confidential proposal to the CEO or the Sharecare Board. The confidentiality agreement also provided that the standstill provisions would automatically terminate if any person entered into a definitive agreement with Sharecare to acquire more than 50% of Sharecare’s outstanding voting securities or businesses or assets, or upon the commencement by any person of a bona fide tender or exchange offer to acquire the outstanding voting securities of Sharecare.

The underlined language is added to the fifth paragraph on page 27 of the Definitive Proxy Statement:

On November 29, 2023, Sharecare entered into a customary confidentiality agreement, including standstill restrictions that are no longer in effect, with Claritas to facilitate its due diligence investigation of Sharecare. In addition, throughout February, March and April 2024, Sharecare entered into confidentiality agreements or confidentiality agreement joinders with nine potential financing sources for Claritas, all of which included standstill provisions. None of the standstill provisions with these potential financing sources are currently in effect. None of the confidentiality agreements prohibited the counterparties from making a confidential request to Sharecare to amend or waive the standstill provisions, and the confidentiality agreements provided for, among other things, an exception that would permit the counterparty to make a confidential proposal to the CEO or the Sharecare Board. The confidentiality agreements also provided that the standstill provisions would automatically terminate if any person entered into a definitive agreement with Sharecare to acquire more than 50% of Sharecare’s outstanding voting securities or businesses or assets, or upon the commencement by any person of a bona fide tender or exchange offer to acquire the outstanding voting securities of Sharecare.

The underlined language is added to the second paragraph on page 28 of the Definitive Proxy Statement:

On February 15, 2024, a financial sponsor (“Party C”), which had been engaged in discussions with Mr. Layton regarding potential commercial opportunities, expressed to Mr. Layton its interest in a potential acquisition of Sharecare. On February 27, 2024, Sharecare entered into a customary confidentiality agreement, including standstill restrictions that are no longer in effect, with Party C. In addition, in March and April 2024, Sharecare entered into confidentiality agreement joinders with three potential financing sources for Party C, all of which included standstill provisions. None of the standstill provisions are currently in effect. None of the confidentiality agreements prohibited the counterparties from making a confidential request to Sharecare to amend or waive the standstill provisions, and the confidentiality agreements provided for, among other things, an exception that would permit the counterparty to make a confidential proposal to the CEO or the Sharecare Board. The confidentiality agreements also provided that the standstill provisions would automatically terminate if any person entered into a definitive agreement with Sharecare to acquire more than 50% of Sharecare’s outstanding voting securities or businesses or assets, or upon the commencement by any person of a bona fide tender or exchange offer to acquire the outstanding voting securities of Sharecare.

The underlined language is added to the seventh full paragraph on page 30 of the Definitive Proxy Statement:

On March 21, 2024, the Special Committee met, with members of Sharecare management and representatives of Houlihan Lokey and Wachtell Lipton in attendance. The members of Sharecare management provided an update on conversations with customers, including the impact of the strategic review process on Sharecare’s ability to secure contracts with new and existing customers. The members of Sharecare management also provided an update on diligence calls with potential counterparties and preliminary views on Sharecare’s first quarter financial performance. The Special Committee and the others present also discussed the Special Committee’s expectation that Claritas and Party C would submit revised proposals to acquire Sharecare in the coming days whereas Party B had indicated to Houlihan Lokey and Sharecare management that it did not intend to submit a revised proposal until after Sharecare’s first quarter earnings announcement. On March 21, 2024, Sharecare entered into a customary confidentiality agreement with Altaris, who had expressed interest in partnering with Claritas in a potential transaction. The confidentiality agreement included standstill restrictions. The confidentiality agreement did not prohibit Altaris from making a confidential request to Sharecare to amend or waive the standstill provisions, and the confidentiality agreement provided for, among other things, an exception that would permit Altaris to make a confidential proposal to the CEO or the Sharecare Board. The confidentiality agreement also provided that the standstill provisions would automatically terminate if any person entered into a definitive agreement with Sharecare to acquire more than 50% of Sharecare’s outstanding voting securities or businesses or assets, or upon the commencement by any person of a bona fide tender or exchange offer to acquire the outstanding voting securities of Sharecare. From March 21, 2024 through April 25, 2024, Altaris’s interactions with Sharecare were in Altaris’s role as a potential independent participant in Sharecare’s strategic review process.

The section of the Definitive Proxy Statement entitled “Special Factors—Opinion of the Financial Advisors to the Special Committee—Houlihan Lokey” is hereby supplemented as follows:

The underlined language is added to and the crossed-out language is deleted from the third full paragraph and the accompanying bullet points on page 51 of the Definitive Proxy Statement:

The selected companies and ~~resulting low, high, median and mean~~corresponding financial data, included the following:

~~•       Accolade, Inc.~~

~~•       Alight, Inc.~~

~~•       American Well Corporation~~

~~•       Evolent Health, Inc.~~

~~•       Health Catalyst, Inc.~~

~~•       Phreesia, Inc.~~

~~•       Teladoc Health, Inc.~~

The underlined rows, column and note are added to the following chart on page 51 of the Definitive Proxy Statement:

	Enterprise Value / ($ in millions)	Enterprise Value / CY 2024E Revenue	Enterprise Value / CY 2025E Revenue	Enterprise Value / CY 2024E Adj. EBITDA	Enterprise Value / CY 2025E Adj. EBITDA
Accolade, Inc.	486.7	1.02x	0.87x	NMF	14.8x
Alight, Inc.	6,859.3	1.96x	1.86x	8.8x	7.9x
American Well Corporation	(166.4)	NMF	NMF	NMF	NMF
Evolent Health, Inc.	3,255.4	1.26x	1.10x	13.2x	10.1x
Health Catalyst, Inc.	306.9	1.00x	0.89x	12.4x	8.2x
Phreesia, Inc.	1,152.7	2.78x	2.35x	NMF	NMF
Teladoc Health, Inc.	2,286.4	0.86x	0.83x	6.2x	5.5x

Low		0.86x	0.83x	6.2x	5.5x
High		2.78x	2.35x	13.2x	14.8x
Median		1.14x	0.99x	10.6x	8.2x
Mean		1.48x	1.32x	10.1x	9.3x

“NMF” refers to not meaningful figure.

The underlined language is added to and the crossed-out language is deleted from the last paragraph on page 51 and the first paragraph on page 52 of the Definitive Proxy Statement:

Taking into account the results of the selected companies analysis and its experience and professional judgment, Houlihan Lokey applied selected multiple ranges of 1.00x to 1.75x to Sharecare’s estimated total revenue for the calendar year ending December 31, 2024, 0.75x to 1.25x to Sharecare’s estimated total revenue for the calendar year ending December 31, 2025, 11.0x to 13.0x to Sharecare’s estimated adjusted EBITDA for the calendar year ending December 31, 2024, and 7.0x to 10.0x to Sharecare’s estimated adjusted EBITDA for the calendar year ending December 31, 2025. Houlihan Lokey calculated the estimated net present value of the Estimated NOL Tax Savings provided by Sharecare management, applying a discount rate of 13.5%, taking into account Houlihan Lokey’s experience and professional judgment and an estimate of Sharecare’s cost of equity capital, and included such amount in calculating the high end of the implied value reference ranges indicated by the selected companies analysis. The selected companies analysis indicated implied per share value reference ranges of $1.04 to $1.82 per share of Sharecare Common Stock based on the selected range of multiples of Sharecare’s estimated total revenue for the calendar year ending December 31, 2024, $0.97 to $1.65 per share of Sharecare Common Stock based on the selected range of multiples of Sharecare’s estimated total revenue for the calendar year ending December 31, 2025, $0.64 to $0.88 per share of Sharecare Common Stock based on the selected range of multiples of Sharecare’s estimated adjusted EBITDA for the calendar year ending December 31, 2024, and $1.08 to $1.60 per share of Sharecare Common Stock based on the selected range of multiples of Sharecare’s estimated adjusted EBITDA for the calendar year ending December 31, 2025, in each case as compared to the Merger Consideration of $1.43 per share of Sharecare Common Stock in the Merger pursuant to the Merger Agreement.

The underlined language is added to the first full paragraph on page 52 of the Definitive Proxy Statement:

Discounted Cash Flow Analysis. Houlihan Lokey performed a discounted cash flow analysis of Sharecare by calculating the estimated net present value of the projected unlevered, after-tax free cash flows of Sharecare (as calculated by Houlihan Lokey based on the Projections). Houlihan Lokey applied a range of terminal value multiples of 6.0x to 9.0x to Sharecare’s estimated adjusted EBITDA for the calendar year ending December 31, 2027, taking into account Houlihan Lokey’s experience and professional judgment, and discount rates ranging from 11.5% to 12.5%, taking into account Houlihan Lokey’s experience and professional judgment and an estimate of Sharecare’s weighted-average cost of capital. The Estimated NOL Tax Savings provided by Sharecare management were applied to reduce projected tax payments during the period of the Projections to $0. Taking into account its experience and professional judgment and an estimate of Sharecare’s cost of equity capital, Houlihan Lokey applied a discount rate of 13.5% to the remaining balance of the Estimated NOL Tax Savings, and included such amount in calculating the high end of the implied value reference range indicated by the discounted cash flow analysis. The discounted cash flow analysis indicated an implied per share value reference range of $1.16 to $1.75 per share of Sharecare Common Stock, as compared to the Merger Consideration of $1.43 per share of Sharecare Common Stock in the Merger pursuant to the Merger Agreement.

The underlined language is added to and the crossed-out language is deleted from the first full paragraph on page 54 of the Definitive Proxy Statement:

With respect to Sharecare’s enterprise segment, Houlihan Lokey considered certain financial terms of certain transactions involving target companies that Houlihan Lokey deemed relevant. The financial data reviewed included transaction value as a multiple of next fiscal year (or “NFY”) revenue based on the reported metric for the most recent NFY period prior to the announcement of the transaction, and the selected transactions and ~~resulting low, high, median and mean~~corresponding financial data were:

The underlined columns and note are added to the following chart on pages 54 and 55 of the Definitive Proxy Statement:

Announcement Date	Closing Date	Target	Acquiror	Transaction Value ($ in millions)	Transaction Value/ NFY Revenue
12/19/2023	12/19/2023	Health Trio/Decision Point	mPulse Mobile, Inc.	NA	NA
9/27/2023	11/7/2023	HealthComp, LLC	Virgin Pulse, Inc.	$3,000.0	NA
6/21/2023	6/21/2023	Valenz	Kelso & Company, L.P.	NA	NA
6/8/2023	8/9/2023	Limeade, Inc.	WebMD Health Services Group, Inc.	$72.9	1.21x
5/3/2023	6/13/2023	Apixio, Inc.	New Mountain Capital, L.L.C.	NA	NA
2/8/2023	5/1/2023	Oak Street Health, Inc.	CVS Health Corporation	$10,825.4	3.52x
11/1/2022	1/24/2023	Benefitfocus.com, Inc.	Voya Financial, Inc.	$612.9	NA
9/5/2022	3/29/2023	Signify Health, Inc.	CVS Pharmacy, Inc.	$7,594.8	8.08x
7/21/2022	2/22/2023	1Life Healthcare, Inc.	Amazon.com, Inc.	$3,672.5	3.40x
6/16/2022	9/1/2022	LifeWorks Inc.	TELUS Corporation	$2,139.7	2.61x
4/5/2022	6/28/2022	Tivity Health, Inc.	Stone Point Capital LLC	$1,940.3	3.45x
2/3/2022	4/6/2022	SOC Telemed, Inc.	Patient Square Capital, LP	$359.8	3.02x
1/5/2022	2/16/2022	Castlight Health, Inc.	Vera Whole Health Inc.	$303.7	2.17x
6/7/2021	9/1/2021	Iora Health, Inc.	1Life Healthcare, Inc.	$1,998.2	6.66x
4/23/2021	6/9/2021	PlushCare, Inc.	Accolade, Inc.	$380.0	NA
1/25/2021	7/2/2021	Foley Trasimene Acquisition Corp.	Alight, Inc.	$7,471.0	NA
12/21/2020	4/1/2021	HMS Holdings Corp.	Gainwell Technologies LLC	$3,399.3	5.00x
10/27/2020	6/22/2021	West Health Advocate Solutions, Inc.	Teleperformance SE	$690.0	NA
4/29/2019	8/30/2019	WageWorks, Inc.	HealthEquity, Inc.	$1,289.0	2.69x
6/19/2018	8/27/2018	Cotiviti Holdings, Inc.	Verscend Technologies Inc.	$4,889.5	6.16x
7/24/2017	9/14/2017	WebMD Health Corp.	Internet Brands	$2,689.4	NA
6/19/2017	7/14/2017	Best Doctors, Inc.	Teladoc, Inc. (nka:Teladoc Health, Inc.)	$440.0	NA

 “NA” refers to not available.

The underlined language is added to and the crossed-out language is deleted from the first full paragraph on page 55 of the Definitive Proxy Statement:

Houlihan Lokey then applied selected multiple ranges of 1.50x to 2.50x to Sharecare’s estimated revenue attributable to its enterprise segment for the calendar year ending December 31, 2024. With respect to Sharecare’s provider segment, Houlihan Lokey considered certain financial terms of certain transactions involving target companies that Houlihan Lokey deemed relevant. The financial data reviewed included transaction value as a multiple of NFY adjusted EBIDTA, and the selected transactions and ~~resulting low, high, median and mean~~corresponding financial data were:

The underlined columns and notes are added to the following chart on page 55 of the Definitive Proxy Statement:

Announcement Date	Closing Date	Target	Acquiror	Transaction Value ($ in millions)	Transaction Value/ NFY Adj. EBITDA
12/6/2023	1/17/2024	Acclara Solutions, LLC	R1 RCM Inc.	$675.0	NA
9/6/2023	11/9/2023	NextGen Healthcare, Inc.	Thoma Bravo	$1,752.6	13.8x
8/8/2023	8/8/2023	Syntellis Performance Solutions, LLC	Strata Decision Technology, L.L.C.	$1,250.0	14.7x
4/13/2023	4/13/2023	ScanSTAT Technologies, LLC	Verisma Sysitems, Inc.	NA	NA
3/2/2022	5/2/2022	AllScripts Hospitals & Physician Practices	N. Harris Computer Corporation	$670.0	NA
6/9/2021	7/27/2021	CIOX Health	Datavant, Inc.	$7,000.0	NA
6/7/2021	7/12/2021	Sentry Data Systems, Inc.	Craneware plc	$400.0	NA
1/6/2021	10/3/2022	Change Healthcare Inc.	Optum, Inc.	$12,672.0	14.1x
11/23/2020	12/21/2020	e-MDs, Inc.	Compugroup Holding Usa, Inc.	$230.0	NA
10/28/2019	10/28/2019	MRO Corporation	Parthenon Capital Group	ND	NA
2/26/2018	5/8/2018	Intermedix Corporation	R1 RCM Inc.	$460.0	NA

“NA” refers to not available.

“ND” refers to not disclosed.

The underlined language is added to and the crossed-out language is deleted from the last full paragraph on page 55 and the first full paragraph on page 56 of the Definitive Proxy Statement:

With respect to Sharecare’s life sciences segment, Houlihan Lokey considered certain financial terms of certain transactions involving target companies that Houlihan Lokey deemed relevant. The financial data reviewed included transaction value as a multiple of NFY adjusted ~~EBIDTA~~EBITDA, and the selected transactions and ~~resulting low, high, median and mean~~corresponding financial data were:

The underlined columns are added to the following chart on page 56 of the Definitive Proxy Statement:

Announcement Date	Closing Date	Target	Acquiror	Transaction Value ($ in millions)	Transaction Value/ NFY Adj. EBITDA
7/6/2023	8/14/2023	CorEvitas, LLC	Thermo Fisher Scientific Inc.	$912.5	NA
5/10/2023	9/28/2023	Syneos Health, Inc.	Veritas / Elliott / Patient Square	$7,121.5	10.2x
5/12/2021	8/16/2021	Inizio	Clayton, Dubilier & Rice	$3,881.3	16.2x
12/16/2020	4/1/2021	Cerner Enviza LLC	Cerner Corporation	$375.0	NA
7/1/2020	8/11/2020	Cello Health plc (nka:Cello Health Limited)	Value Demonstration UK Holdings Limited	$220.4	NA
3/3/2020	5/1/2020	Huntsworth plc (nka:Huntsworth Limited)	Clayton, Dubilier & Rice	$670.2	8.9x

The section of the Definitive Proxy Statement entitled “Special Factors—Opinion of the Financial Advisors to the Special Committee—MTS Securities” is hereby supplemented as follows:

The underlined language is added to the second full paragraph on page 62 of the Definitive Proxy Statement:

MTS Securities derived Sharecare’s implied per share value range by deducting Sharecare’s net debt of ($86.2 million) based on information provided by Sharecare and the Sharecare Preferred Stock liquidation preference of $50 million from the implied enterprise value range, and dividing that result by the fully diluted shares outstanding for Sharecare, consisting of 360.892mm basic shares outstanding, and applicable dilutive securities (excluding Earnout Shares) accounted for using the Treasury Stock Method, based on information provided by Sharecare.

The underlined language is added to the sixth full paragraph on page 62 of the Definitive Proxy Statement:

MTS Securities conducted certain sensitivity analyses for the purposes of its discounted cash flow analysis of Sharecare using ranges of (i) perpetual growth rate of 2.0% to 3.0%, based on MTS Securities’ experience and knowledge of the industry, and (ii) weighted average cost of capital of 11% to 15%, reflecting estimates of Sharecare’s weighted average cost of capital based upon MTS Securities’ analysis of the cost of capital for Sharecare’s publicly traded comparable companies. The final weighted average cost of capital of 13%, sensitized across 11% to 15%, was derived by combining:

•	The cost of equity, adjusted for (i) risk-free rate of 4.5%, represented by the current 20-year US Treasury Spot yield; (ii) Equity Risk Premium of 5.0% per Kroll report as of June 2024; (iii) size premium of 2.0%, per Kroll CRSP report as of December 2023; and (iv) Beta, which measures the average market volatility across all comparable companies.
•	The cost of debt across all comparable companies, tax-adjusted for Sharecare’s corporate tax rate.
•	The debt-to-equity ratio, averaged from all comparable companies, to weight the respective costs of equity and debt.

The underlined language is added to the last paragraph on page 62 and the first paragraph on page 63 of the Definitive Proxy Statement:

For purposes of this analysis, MTS Securities calculated, based on the Projections provided by Sharecare’s management, the unlevered free cash flows (as calculated by MTS using net operating profit after tax, less changes in net working capital, less capital expenditures and plus depreciation and amortization and based on the Projections) that Sharecare was expected to generate during the period beginning on September 30, 2024,and ending on December 31, 2027, taking into account the sensitivity metrics described above. The unlevered free cash flows utilized were: 2024E: ($13.1 million); 2025E: $33.0 million; 2026E: $45.3 million; 2027E: $60.2 million. Further, MTS reviewed Sharecare’s NOLs and estimated NOL tax savings as provided by Sharecare, which were added to adjusted EBIT as a non-cash benefit in the calculation of unlevered free cash flow, in the amount of $5.2mm per year from 2025E through 2027E.

The underlined language is added to the first full paragraph on page 63 of the Definitive Proxy Statement:

MTS Securities derived Sharecare’s implied per share value range by deducting Sharecare’s net debt of ($86.2 million) based on information provided by Sharecare and the Sharecare Preferred Stock liquidation preference of $50 million from the implied enterprise value range, and dividing that result by the fully diluted shares outstanding for Sharecare, consisting of 360.892mm basic shares outstanding, and applicable dilutive securities (excluding Earnout Shares) accounted for using the Treasury Stock Method, based on information provided by Sharecare.

The underlined language is added to the last paragraph on page 63 and the first paragraph on page 64 of the Definitive Proxy Statement:

MTS Securities derived Sharecare’s implied per share value range by deducting Sharecare’s net debt of ($86.2 million) based on information provided by Sharecare and the Sharecare Preferred Stock liquidation preference of $50 million from the implied enterprise value range, and dividing that result by the fully diluted shares outstanding for Sharecare, consisting of 360.892mm basic shares outstanding, and applicable dilutive securities (excluding Earnout Shares) accounted for using the Treasury Stock Method, based on information provided by Sharecare.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to the proposed transaction involving Sharecare. In connection with the proposed transaction, Sharecare has filed relevant materials with the SEC, including the Definitive Proxy Statement. This Current Report on Form 8-K is not a substitute for the Definitive Proxy Statement or for any other document that Sharecare may file with the SEC and send to its stockholders in connection with the proposed transaction. The proposed transaction will be submitted to Sharecare’s stockholders for their consideration. BEFORE MAKING ANY VOTING DECISION, SHARECARE’S STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Sharecare’s stockholders are able to obtain a free copy of the Definitive Proxy Statement, as well as other filings containing information about Sharecare, without charge, at the SEC’s website (www.sec.gov). Copies of the Definitive Proxy Statement and any filings with the SEC incorporated by reference therein can also be obtained, without charge, by directing a request to Sharecare, Inc., 255 East Paces Ferry Road NE, Suite 700, Atlanta, Georgia 30305, Attention: Investor Relations, investors@sharecare.com, or from Sharecare’s website www.sharecare.com.

Participants in the Solicitation

Sharecare and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Sharecare’s directors and executive officers is available in Sharecare’s proxy statement for the 2024 annual meeting of stockholders, which was filed with the SEC on April 29, 2024 (the “Annual Meeting Proxy Statement”). Please refer to the sections captioned “Executive Compensation,” “Director Compensation” and “Stock Ownership” in the Annual Meeting Proxy Statement. To the extent holdings of such participants in Sharecare’s securities have changed since the amounts described in the Annual Meeting Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC:  Form 4, filed by Jeffrey T. Arnold on May 17, 2024; Form 4, filed by Dawn Whaley on May 17, 2024; Form 4, filed by Justin Ferrero on May 17, 2024; Form 4, filed by Carrie Ratliff on May 17, 2024; Form 4, filed by Michael Blalock on May 17, 2024; Form 4, filed by Colin Daniel on May 17, 2024; Form 4, filed by Jeffrey A. Allred on June 12, 2024; Form 4, filed by John Huston Chadwick on June 12, 2024; Form 4, filed by Kenneth R. Goulet on June 12, 2024; Form 4, filed by Brent D. Layton on June 12, 2024; Form 4, filed by Rajeev Ronanki on June 12, 2024; Form 4, filed by Rajeev Ronanki on June 18, 2024; Form 4, filed by Kenneth R. Goulet on June 18, 2024; Form 4, filed by Colin Daniel on June 18, 2024; Form 4, filed by Carrie Ratliff on June 18, 2024; Form 4, filed by Veronica Mallett on June 18, 2024; Form 4, filed by Jeffrey Sagansky on June 18, 2024; Form 4, filed by John Huston Chadwick on June 18, 2024; Form 4, filed by Justin Ferrero on June 18, 2024; Form 4, filed by Nicole Torraco on June 18, 2024; Form 4, filed by Alan G. Mnuchin on June 18, 2024; Form 4, filed by Michael Blalock on June 18, 2024; Form 4, filed by Sandro Galea on June 18, 2024; Form 4, filed by Dawn Whaley on June 18, 2024; Form 4, filed by Jeffrey A. Allred on June 18, 2024; Form 4, filed by Colin Daniel on July 15, 2024; Form 4, filed by Dawn Whaley on July 15, 2024; Form 4, filed by Justin Ferrero on July 15, 2024; Form 4, filed by Michael Blalock on July 15, 2024; Form 4, filed by Carrie Ratliff on July 15, 2024; Form 4, filed by Justin Ferrero on July 30, 2024; Form 4, filed by Brent D. Layton on July 30, 2024; Form 4, filed by Jeffrey T. Arnold on July 30, 2024; Form 4, filed by Colin Daniel on July 30, 2024; Form 4, filed by Michael Blalock on July 30, 2024; Form 4, filed by Carrie Ratliff on July 30, 2024; Form 4, filed by Dawn Whaley on July 30, 2024; Form 4, filed by Jeffrey T. Arnold on August 15, 2024; Form 4, filed by Dawn Whaley on August 15, 2024;  Form 4, filed by Justin Ferrero on August 15, 2024; Form 4, filed by Colin Daniel on August 15, 2024; Form 4, filed by Michael Blalock on August 15, 2024 and Form 4, filed by Jeffrey T. Arnold on August 20, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Definitive Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of the Definitive Proxy Statement and such other materials may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “outlook,” “target,” “reflect,” “on track,” “foresees,” “future,” “may,” “deliver,” “will,” “shall,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms, other comparable terminology (although not all forward-looking statements contain these words), or by discussions of strategy, plans, or intentions. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this Current Report on Form 8-K, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain.

Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the proposed transaction, including the benefits of the proposed transaction and the anticipated timing of consummation of the proposed transaction.  We cannot assure you that the forward-looking statements in this Current Report on Form 8-K will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results. Risks and uncertainties include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder approval; (iii) unanticipated difficulties or expenditures relating to the proposed transaction; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s plans, business relationships, operating results and operations; (v) potential difficulties retaining employees as a result of the announcement and pendency of the proposed transaction; (vi) the response of customers, channel partners and suppliers to the announcement of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; and (viii) legal proceedings, including those that may be instituted against the Company, its board of directors, its executive officers or others following the announcement of the proposed transaction. Descriptions of some of the other factors that could cause actual results to differ materially from these forward-looking statements are discussed in more detail in our filings with the SEC, including the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and the Risk Factors section of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this Current Report on Form 8-K represent our views as of the date of this Current Report on Form 8-K. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2024	SHARECARE, INC.

	By:	/s/ Carrie Ratliff
		Name:	Carrie Ratliff
		Title:	Chief Legal Officer